                                                                 EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration
statement of WellPoint Health Networks Inc. Form S-3 (File No.   ) of our
report dated February 11, 1999, on our audits of the consolidated financial statements of WellPoint Health Networks Inc. We also consent to the reference to our firm under the caption "Experts."

                                           /s/ PricewaterhouseCoopers LLP

                                           PricewaterhouseCoopers LLP

Thousand Oaks, California
May 21, 1999